Exhibit 99.1

Merger between MTR Gaming Group and Eldorado Resorts September 10, 2013

Safe Harbor / Non-GAAP Financial Disclosures Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations of MTR Gaming Group (“MTR”) and Eldorado Resorts (“Eldorado”) and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the expected benefits of a potential combination of MTR and Eldorado, including the expected effect of the merger on MTR’s and Eldorado’s financial results and profile (e.g., free cash flow, earnings per share and Adjusted EBITDA); anticipated benefits of geographic diversity that would result from the merger and the expected results of Eldorado’s gaming properties; expectations about future business plans, prospective performance and opportunities; required regulatory approvals and the expected timing of the completion of the transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”, “will” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include (a) the timing to consummate a potential transaction between MTR and Eldorado; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and satisfy or waive other closing conditions; (c) the possibility that the merger does not close when expected or at all; or that the companies may be required to modify aspects of the merger to achieve regulatory approval; ( d) MTR and Eldorado’s ability to promptly and effectively integrate their respective businesses; (e) the requirement to satisfy closing conditions to the merger as set forth in the merger agreement, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (f) the outcome of any legal proceedings that may be instituted in connection with the transaction; (g) the ability to retain certain key employees of MTR and Eldorado; (h) that there may be a material adverse change affecting MTR or Eldorado, or the respective businesses of MTR or Eldorado may suffer as a result of uncertainty surrounding the transaction; (i) the risk factors disclosed in MTR’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which was filed on March 15, 2013. Forward-looking statements reflect MTR’s and Eldorado’s management’s analysis as of the date of this release, even If subsequently made available by MTR or Eldorado on their respective websites. MTR and Eldorado do not undertake to revise these statements, whether written or oral, that may be made from time to time to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additional Information and Where to Find In connection with the agreement and plan of merger among MTR, Eldorado and certain affiliates (the "Merger Agreement"), MTR, Eldorado and the new public holding company (“Public Newco") intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Public Newco, that will contain a proxy statement/prospectus. Investors are urged to read these materials and any other relevant documents filed with the SEC when they become available because they will contain important information about MTR, Eldorado, Public Newco and the proposed transaction. Investors may obtain free copies of the Form S-4, including the proxy statement/prospectus, and other relevant materials (when they become available), about Eldorado, Public Newco or MTR, without charge, at the SEC's web site at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by directing a written request to "Investor Relations," MTR Gaming Group, Inc., Route 2, P.O. Box 356, Chester, West Virginia 26034, or by accessing MTR's website at www.mtrgaming.com under the heading "About" and then “Investor” "Relations" and then under " SEC Filings." Eldorado, MTR and Public Newco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of MTR in connection with the proposed transaction. Information about MTR's directors and executive officers is available in MTR's definitive proxy statement, dated April 30, 2013, for its 2013 annual meeting of stockholders. Additional information regarding the interests of such potential participants in the proposed transaction will be contained in the Form S-4 and the proxy statement/prospectus that Public Newco will file with the SEC in connection with the proposed transaction. Non-GAAP Financial Measures As used in this presentation, Adjusted EBITDA and Pro Forma Adjusted EBITDA are non-GAAP measurements. Adjusted EBITDA and Pro Forma Adjusted EBITDA are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”), are unaudited and should not be considered as an alternative to, or more meaningful than, net income (loss) or operating profit as indicators of operating performance, or cash flows from operating activities, as a measure of liquidity. Adjusted EBITDA and Pro Forma Adjusted EBITDA have been presented as supplemental disclosures because they are widely used measures of performance and bases for valuation of companies in our industry. Uses of cash flows that are not reflected in Adjusted EBITDA include capital expenditures, interest payments, income taxes, debt principal repayments, and certain regulatory gaming assessments which can be significant.

Transaction Highlights Addition of High Quality Eldorado Reno, Eldorado Shreveport and Silver Legacy properties represent best-in-class assets in significant regional gaming markets Eldorado Shreveport is a market leader (#2 market share by LTM revenue) Eldorado Reno and Silver Legacy anchor Reno’s downtown market (represents approximately 19% of total positions) Gaming Assets Shreveport and Reno markets generated gross gaming revenues of approximately $710 million and $660 million, respectively (for the twelve months ended July 31, 2013) Geographic Diversification Expands current property portfolio into two new jurisdictions Nevada and Louisiana are historically stable tax and regulatory gaming environments in Attractive Markets Reno market experiencing recent growth as economic conditions improve Shreveport is the largest gaming market in Louisiana supported by attractive customer demographics Improved As of June 30, 2013, pro forma LTM revenue and EBITDA of $832.6 million and $158.6 million, respectively, with consolidated net leverage of 4.1x (1) Diversify financial contribution from existing properties; no one property to account for more than 25% of total Financial Profile net revenue Enhance ability to pursue future development opportunities and acquisitions Increased operational and financial scale allows for more efficient access to the capital markets Potential for future synergies not currently quantified — Increase purchasing power Future Synergies — Combine functions to reduce redundant costs — Share best practices across property portfolio — Share customer database and marketing programs Substantial Attractive valuation of MTR at $5.15 per share 3 Value to MTR Stockholders Meaningful cash election option offered to stockholders Potential for further multiple expansion to trade in line with our public peers (1) All figures include Eldorado’s 50% share of Silver Legacy.

Transaction Overview . MTR and Eldorado to contribute their respective businesses to a newly formed publicly traded company to be named Eldorado Resorts, Inc. (“Public Newco”) . MTR stockholders exchange outstanding shares for Public Newco shares and new shares are to be issued Transaction to Eldorado . Transaction based on MTR share price of $5.15 . Based on June 30, 2013, the resulting pro forma equity ownership of Public Newco would be approximately 45% for existing MTR stockholders and 55% for Eldorado’s existing owners Combined Transaction Value Approximately 1.0 billion combined enterprise value and $million combined equity value MTR Per Share Valuation . $5.15 per share, representing a 43.9% premium to the closing share price of $3.58 on September 6, 2013 Eldorado Valuation 6.81x LTM Adjusted EBITDA to be measured at closing Cash Offer Option . MTR stockholders will have the option to elect to receive $5.15 per share in cash for a portion of their shares versus shares in Public Newco . Up to $30 million of cash available to fund the cash offer option (approximately 5.8 million shares or 20.9% of basic shares outstanding) Financing . Anticipated that all existing indebtedness to remain in place for both companies Approval Process . Approval by MTR stockholders . Regulatory and HSR approvals Estimated Closing . Mid-2014, subject to customary closing conditions Note: Illustrative Eldorado shares issued based on LTM 6/30/13 financials. Final number of shares issued to Eldorado will be determined at closing.

Eldorado Shreveport

Property Overview

Location

- Located in Downtown Shreveport, LA along the riverbank
- Opened in 2000

Property Description

- 170,000-square-foot resort comprised of a land-based hotel seamlessly connected on three levels to a casino riverboat, offering feel of a fully-integrated land-based complex
- 403-room, all-suite hotel
- F&B amenities include the 140-seat Vintage gourmet steakhouse, a 325-seat Market Place Buffett, a sportsman-themed casual diner, a cafe as well as a Grand Ballroom
- Over 59,000 square feet of gaming space including 1,520 slot machines and 61 table and poker games
- For more information please visit www.eldoradoshreveport.com



ELDORADO

1. **Eldorado Resort – Shreveport, LA**
2. **Horseshoe Casino - Bossier City, LA**
3. **Harrah's Louisiana Downs & Casino – Bossier City, LA**
4. **Sam's Town Casino – Shreveport, LA**
5. **Boomtown Casino – Bossier City, LA**
6. **Diamondjacks Casino – Bossier City, LA**
7. **Margaritaville – Bossier City, LA**



LOUISIANA



220
220
Shreveport Downtown Airport
Benton Rd
Airline Dr
3
3105
E Texas St
20
20
20
Shreveport
Bossier City
80
N Spring St
Barksdale Blvd
Airline Dr
Highland
Stoner Hill
United States Government
Barksdale Air Force Base
2 miles

5

Eldorado Reno Location Centrally positioned in Reno’s prime downtown gaming area NEVADA Property Overview Located one block away from the National Bowling Stadium, Reno Event Center and the city-owned downtown ballroom facility Draws from residents of Reno and Sparks, NV, respectively, as well as tourist visitation from neighboring California Property Description . Luxury destination featuring 76 500 resort 76,500 square feet of gaming space including 1,236 slot machines and 59 table and poker games . Features 814 guest rooms including 136 suites Operates 3 fine dining and 6 casual restaurants, in addition to its own butcher, bakery, pasta and gelato shops . 566 seat showroom and 12,400 square-foot convention center 12 1 5 2 8 3 7 4 11 6 . Seamlessly connected to Silver Legacy and the Circus Circus by 200-foot wide skyway corridor . For more information please visit www.eldoradoreno.com 1 mile 9 10 Eldorado Reno Harrah’s Reno Circus Circus Siena Hotel Spa Casino Silver Legacy Peppermill Resort Casino Gold Dust West - Reno Atlantis Casino Resort 9 4 1 7 8 2 3 10 6 Sands Regency Rail City Casino Cal Neva John Ascuaga’s Nugget 5 6 11 12

Silver Legacy Location . Themed hotel-casino and entertainment complex located in Reno, NV NEVADA Property Overview and based on Nevada’s mining heritage Property Description 50 / 50 joint venture with MGM Resorts . Seamlessly connected to Eldorado Reno and the Circus Circus by 200-foot wide skyway corridor . Located one block away from the National Bowling Stadium, Reno Event Center and the city-owned downtown ballroom facility . Includes hotel with 1,711 guest rooms, including 156 player spa suites, eight penthouse suites and seven hospitality suites . 89,200 square feet of gaming space including 1,420 slot machines and 66 table and poker games . F&B amenities 12 1 5 2 8 3 7 4 11 6 include Sterling's Steakhouse, Pearl Oyster Bar & Grill, Flavors Buffet, a 24-hour coffee shop, food court and 3 other dining establishments . 50,000 sq. ft. convention center . For more information please visit www.silverlegacyreno.com Eld d R H h’ R 1 mile 1 7 9 10 Eldorado Reno Harrah’s Reno Circus Circus Siena Hotel Spa Casino Silver Legacy Peppermill Resort Casino Gold Dust West - Reno Atlantis Casino Resort 9 4 8 2 3 10 7 Sands Regency Rail City Casino Cal Neva John Ascuaga’s Nugget 5 6 11 12

Eldorado Operations Overview Eldorado operates three properties located in Nevada and Louisiana 1,520 slots; 61 tables and 403 hotel rooms . LTM 6/30/13 Revenue: $147.2mm LTM 6/30/13 EBITDA: $32.6mm Shreveport, LA 1,236 Slots; 59 tables and 814 hotel rooms Reno, NV LTM 6/30/13 Revenue: $106.7mm LTM 6/30/13 EBITDA: $10.7mm Reno, NV 1,420 slots; 66 tables and 1,711 hotel rooms LTM 6/30/13 Revenue: $120.3mm (1) LTM 6/30/13 EBITDA: $20.5mm (1) Reno, NV Shreveport, LA 8 (1) Eldorado owns 50% of Silver Legacy; figures represent 100% of property performance.

Combined Geographic Presence VLTs: 1,970 Table Games: 51 VLTs: 2,106 Employees: 537 (1) Hotel Rooms: 354 Employees: 1,298 Slot Machines: 1,716 Slot Machines: 1,420 Table Games: 66 Hotel Rooms: 1,711 Employees: 1,800 Table Games: 46 Employees: 1,013 (1) Slot Machines: 1,520 Table Games: 61 Hotel Rooms: 403 Employees: 1,200 Slot Machines: 1,236 Table Games: 59 Hotel Rooms: 814 Employees: 1,550 The combined operations of MTR and Eldorado consist of 9,968 slot machines, 283 table games, 3,282 hotel 9 rooms and 7,408 employees (2) across five states Note: Table games includes poker tables. (1) Includes seasonal employees employed during the live racing season. (2) Includes 10 employees in MTR’s corporate office.

Merger of Two Leading Regional Operators . Three casinos (one held in joint venture) . Three gaming properties . 4,176 slot machines . 186 table games . 2,928 hotel rooms . 4,550 employees . LTM net revenues of $ 314.0 million . 5,792 slot machines . 97 table games . 354 hotel rooms . 2,858 employees . LTM net revenues of $ 518.6 million . LTM Adjusted EBITDA of $53.6 million . LTM Adjusted EBITDA of $105.0 million Pro Forma Combined Company . Leading regional gaming operator poised for future growth . Six five properties across different states . LTM net revenues of $832.6 million and LTM Adjusted EBITDA of $158.6 million . 9,968 slot machines . 283 table games 10 . 3,282 hotel rooms . 7,408 employees Note: Operating statistics for Eldorado reflect 100% of Silver Legacy operations; however, net revenue and Adjusted EBITDA only include Eldorado’s 50% share of Silver Legacy.

Increased Financial Scale and Stability of Cash Flow Net Revenues (1) Adjusted Corporate EBITDA (1) ($ in millions) ($ in millions) $740.5 $745.6 $802.1 $832.6 $ $136.8 $145.2 $158.6 $424.9 $428.1 $490.0 $518.6 $77.4 $82.6 $93.8 $105.0 129.4 $315.6 $317.5 $312.1 $314.0 $52.0 $54.2 $51.4 $ 53.6 2010 2011 2012 LTM 6/30/13 Eldorado MTR 2010 2011 2012 LTM 6/30/13 Eldorado MTR 11 (1) Includes Eldorado’s 50% share of Silver Legacy‘s net revenue and EBITDA.

Geographic and Financial Diversification Net Revenue (LTM 6/30/13) Current MTR Pro Forma Combined Net Revenue (LTM 6/30/13) Louisiana West Virginia 39.8% Ohio 28.5% West Virginia 24.8% Nevada Louisiana 17.7% Pennsylvania 31.7% Net Revenue: $518.6 million Pennsylvania 19.7% Ohio 17.7% 20.0% Pro Forma Net Revenue: $832.6 million Property EBITDA (LTM 6/30/13) Property EBITDA (LTM 6/30/13) West Virginia 31.5% West Virginia 21.6% Louisiana 19.2% Pennsylvania Ohio 44.3% Pennsylvania 16.5% Nevada 12.3% 12 Note: Includes Eldorado’s 50% share of Silver Legacy. 24.2% Property EBITDA: $116.1 million Ohio 30.3% Pro Forma Property EBITDA: $169.6 million

Improved Credit Profile LTM Net Leverage in the Regional Gaming Universe 6.9x 6.3x 5.6x 4.1x 3.0x 2.4x 1.4x 1.0x Boyd Gaming Pinnacle Isle of Capri Casinos MTR (Pro Forma) Penn National Full House Resorts Churchill Downs Monarch Casinos Entertainment Gaming 13 Note: Leverage statistics net of all cash; pro forma MTR includes Eldorado’s 50% interest in Silver Legacy (JV Partner Notes excluded from net debt).

Potential Multiple Expansion EV / 2014E EBITDA Trading Multiples in the Regional Gaming Universe 9.7x 8.7x 8.5x 8.4x 7.6x 7.7x Average EV / 2014E EBITDA Multiple (Excluding MTR): 7.7x 6.8x 5.5x Illustrative Multiple Expansion: 2.2x 4.2x Penn National Gaming Pinnacle Entertainment Churchill Downs Boyd Gaming Monarch Casinos Isle of Capri Casinos Full House Resorts Pre- Announcement Illustrative Multiple MTR LTM Multiple Expansion to Average 14 Source: Wall Street consensus estimates. (1) Based on closing price of $3.58 as of September 06, 2013. (1)

Summary Transaction Structure Public NewCo (To be named Eldorodo Resorts 35.6mm shares of Public NewCo issued in exchange for 100% membership interest in 28.9mm fully diluted shares outstanding exchanged for equal number of shares in Public NewCo Eldorado Resorts) 100% 100% Eldorado Resorts (55% ownership) (45% ownership) Debt (1) Credit Facility: Undrawn (2) Senior Notes:$570.7mm C.h $95 as 9 MTR Gaming Group Eldorado Resorts (Owner of Eldorado Reno) Cash: 95.9mm Debt (1) (4) Debt (1) 50% 100% Eldorado Shreveport Silver Legacy (50% Interest) Credit Facility: $66.0mm Second Lien Notes: $29.4mm Cash: $15.9mm Credit Facility: $5.0mm (2) Senior Notes: $168.0mm Cash: $37.6mm (3) 15 Note: Assumes no MTR stockholders elect to receive cash in connection with the merger. Illustrative Eldorado shares issued based on LTM 6/30/13 financials. Final number of shares issued to Eldorado will be determined at closing. (1) Secured by existing operating assets. (2) MTR revolving credit facility is currently undrawn with $20 million of capacity; $15 million of capacity on the Eldorado Resorts revolving credit facility. (3) Includes $5 million of restricted cash held for Silver Legacy Credit Support. (4) Excludes JV Partner notes owned by equity partners (Eldorado and MGM).

Existing Indebtedness Anticipated to Remain Closing at Eldorado Resorts Silver Legacy MTR Gaming Issue Credit Facility Senior Secured Notes Credit Facility Second Lien Notes Revolving Credit Facility Senior Secured Second Lien Notes Amount $5.0 million (1) $168.0 million $66.0 million $29.4 million Undrawn; $20 million capacity $570.7 million Maturity 6/30/2014 6/15/2019 11/16/2017 05/16/2018 8/01/2016 8/01/2019 10% cash / 12% PIK until 2014 Rate L + 150-300bps 8.625% L + 650bps; 12% cash / 14% PIK thereafter L + 400bps 11.5% (2) Change of Control NA 101% NA 101% NA 101% Optional Redemption NA 2015: (104.3%) 2016: (102.2%) 2017: (100.0%) NA 2012: (101.0%) 2013: (103.0%) 2014: (105.0%) NA 2015: (106.0%) 2016: (103.0%) 2017: (100.0%) 16 (1) $5 million term loan outstanding and $15 million of capacity on revolving credit facility. (2) PIK election has expired.

Compelling Transaction for Stockholders Addition of High Quality Gaming Assets Geographic Diversification in Attractive Markets Improved Financial Profile Potential for Future Synergies Substantial Value to MTR Stockholders 17